Exhibit 99.2

OTCBB: PYMX
www.polymedix.com
Revolutionizing the Treatment of Infectious
Diseases with Defensin-Mimetics
PMX-30063 Phase 2 ABSSSI Clinical Trial
Results
April 23, 2012

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Forward-looking statements
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PMX-30063 Defensin-Mimetic --- New Class of Antibiotic
  Positive Phase 2 study results
 • Showed consistently high clinical response rates with PMX-30063
 • Safe and generally well-tolerated
 • First efficacy study in patients with this new class of antibiotic
  PMX-30063 is unique ---- our goal is to dominate the multi-
 billion $ hospital antibiotic market
 • Novel mechanism of action and reduced susceptibility to resistance is key differentiator

The Urgent Need for New Antibiotics
“The world is on the brink of losing
these miracle cures.”

Dr. Margarete Chang, Director-General World Health Organization
    Many infections caused by highly resistant bacteria such as MRSA - 100’s of kinds
  70% of infections resistant4
       Demand exists for truly novel antibiotics with differentiated properties
  In US antibiotic-resistance causes:
  $20 billion in excess healthcare costs1
  $35 billion in societal costs1
  8 million additional hospital days1
  7 million MRSA infections/year U.S. 2
  Up to 300,000 deaths3
1 http://www.cdc.gov/media/releases/2011/p0407_antimicrobialresistance.html
2 Archives of Internal Medicine, 2008, A.L. Hersh et.al.
3 B. Spellberg, Rising Plague, 2009
4 Association for Professionals in Infection Control & Epidemiology; Feb 2008

Learning from evolution to solve the problem:
Killing bacteria the same way as the Host Defense Proteins
Target and directly disrupt
microbial membranes
Biophysical Approach
Host defense proteins
+ PMX-30063
  Imitates natural immune
 defense system
  Rapidly bactericidal
  Specific for bacteria
  Evolutionarily conserved
+ Immunomodulatory activities
DNA
Ribosomes
Cell wall synthesis
Beta-lactams
Glycopeptides
Aminoglycosides
Macrolides
Tetracyclines
Fluoroquinolones
Sulfonamides
Biochemical Approach
Cell membrane depolarization
Lipopeptides

Potential Competitive Positioning:
PMX-30063 vs. Other Staph Antibiotics
	Macrolide class	Vancomycin (glycopeptides)	Linezolid (oxazolidinones)	Daptomycin (lipopeptides)	PMX-30063 (Defensin- mimetic class)
Short Dosing Schedule	✓			✓	✓
Bactericidal Activity				✓	✓
Gram+ and Gram- Activity					✓
Long post- antibiotic effect			✓	✓	✓✓
Anti-inflammatory activity	✓				✓
Anti-biofilm activity				✓	✓
Resistance unlikely					✓

PMX-30063 Phase 2 ABSSSI Clinical Trial
  First efficacy study in patients with this new class of antibiotic -
 defensin-mimetic, PMX-30063
  Efficacy
 • High clinical success rates
 • At early time points and sustained over time
 • PMX-30063 similar to active control
  Safety
 • In this study PMX-30063 was safe and generally well-tolerated
  Successfully achieved study objectives

Phase 2 Clinical Trial -- Overview
Acute Bacterial Skin and Skin Structure Infections (ABSSSI)
caused by Staph aureus:
 • One of the most common infections in U.S.; >14 million/year1
 Rigorous study entry criteria, using FDA definitions for ABSSSI
1 Archives of Internal Medicine, 2008, A.L. Hersh et.al.
Multiple Objectives
 • Assess safety and pharmacokinetics
 • Demonstrate similar efficacy vs. active
 comparator
 • Guide dose selection for future clinical studies

Phase 2 Clinical Trial -- Design
  Trial conducted in Canada & Europe (Russia, Ukraine)
  Dosing: IV infusion 1x/day for 7 days (5 days on PMX-30063 +
 2 days placebo; 7 days on daptomycin)
  200 patients, 4 arms, 50 patients per arm
  Interim analysis after first 80 patients
Patient Screening
MSSA/MRSA
Randomization
Low (0.40 mg/kg load; 0.30 mg/kg qd x 4d)
Comparator (daptomycin)
Placebo
Placebo
Placebo
Visit Assessments:
Day 7
Day 3
Continuous safety assessments and analysis
Evaluation post treatment
Day 28
Day 10
Medium (0.75 mg/kg load; 0.35 mg/kg qd x 4d)
High (1.0 mg/kg load; 0.35 mg/kg qd x 4d)

Phase 2 Clinical Trial -- Study Populations
	Low dose	Medium dose	High dose	daptomycin	Total patients
Per Protocol Population1	40	35	39	47	161
mITT Population2	43	37	45	47	172
ITT Population3	54	54	54	53	215
1 - Per Protocol Population: All patients who received ≥ 80% of study drug, were culture confirmed for Staph aureus, and were assessed
2 - mITT (modified Intent-to-Treat) Population: All patients with culture-confirmed Staph aureus
3 - ITT (Intent-to-Treat) Population: All patients who were randomized into the study
Rigorous Study Entry Criteria:
● All populations must meet FDA definition for ABSSSI
● PP and mITT require positive Staph aureus culture
● Photographic documentation at all time points

FDA Guidance - Baseline and Day 3 Assessment
Definitions per FDA Guidance for Industry, ABSSSI, August 2010
 Lesion Size:
 • ≥ 75 sq. cm2  (redness, edema, and/or induration)
 Clinical Response:
 • Cessation of spread or reduction in size of redness, edema, and/or induration of lesion, and
 • Resolution of fever
 Clinical Failure:
 • Death, continued fever, increase in size of redness, edema and /or induration of lesion, administration of rescue antibiotic therapy

Clinical Response - Day 3
Per FDA ABSSSI Guidance
Clinical Response	Low dose	Medium dose	High dose	daptomycin
Per Protocol	85.0%	71.4%	89.7%	74.5%
mITT	81.4%	67.6%	77.8%	74.5%
ITT	79.6%	68.5%	75.9%	75.5%
Key Outcomes:
● Consistently high clinical response rates at all doses of PMX-30063
 • Similar to daptomycin comparator
● Findings corroborate interim analysis

Clinical Response - Day 3
Per FDA ABSSSI Guidance

Clinical Response - Days 3 and 7
Per Study Analysis Plan
Day 3	Low dose	Medium dose	High dose	daptomycin
Per Protocol	97.5%	91.4%	92.3%	91.5%
mITT	95.3%	89.2%	82.2%	91.5%
ITT	94.4%	90.7%	81.5%	90.6%
Day 7	Low dose	Medium dose	High dose	daptomycin
Per Protocol	92.5%	94.3%	97.4%	95.7%
mITT	86.0%	91.9%	84.4%	95.7%
ITT	87.0%	92.6%	83.3%	96.2%
Clinical response = cure + improvement

Clinical Response - Confidence Intervals
Per Study Analysis Plan - Per Protocol Population
Day 3
Day 7
●  Results similar across all treatment groups
 • All confidence intervals overlap
●  Results consistent in all populations (PP, mITT, ITT)

Clinical Response - Confidence Intervals
Per Study Analysis Plan - mITT Population
Day 3
Day 7
●  Results similar across all treatment groups
 • All confidence intervals overlap
●  Results consistent in all populations (PP, mITT, ITT)

Clinical Response - Confidence Intervals
Per Study Analysis Plan - ITT Population
Day 3
Day 7
●  Results similar across all treatment groups
 • All confidence intervals overlap
●  Results consistent in all populations (PP, mITT, ITT)

Sustained Clinical Response - Days 10 and 28
Per Study Analysis Plan
Day 10	Low dose	Medium dose	High dose	daptomycin
Per Protocol	92.3%	93.8%	100%	97.7%
mITT	87.8%	93.9%	97.3%	97.7%
ITT	90.2%	91.8%	95.5%	97.9%
Day 28	Low dose	Medium dose	High dose	daptomycin
Per Protocol	97.2%	87.5%	100%	97.8%
mITT	97.2%	87.9%	100%	97.8%
ITT	95.7%	89.6%	95.6%	98.0%
Sustained Response at Day 28 for Day 10 Clinical Successes
Sustained Response at Day 10 for Day 3 Clinical Successes

Sustained Clinical Response - Confidence Intervals
Per Study Analysis Plan - Per Protocol Population
Day 28
Day 10
●  Results similar across all treatment groups
 • All confidence intervals overlap
●  Results consistent in all populations (PP, mITT, ITT)

Sustained Clinical Response - Confidence Intervals
Per Study Analysis Plan - mITT Population
Day 28
Day 10
●  Results similar across all treatment groups
 • All confidence intervals overlap
●  Results consistent in all populations (PP, mITT, ITT)

Sustained Clinical Response - Confidence Intervals
Per Study Analysis Plan - ITT Population
Day 28
Day 10
●  Results similar across all treatment groups
 • All confidence intervals overlap
●  Results consistent in all populations (PP, mITT, ITT)

Time-to-Clinical Response Assessment
Per Protocol Population
Subjects who demonstrate at least 80% decrease in lesion size from baseline, and had a 2-point reduction from baseline in severity for all signs and symptoms or no presence of all signs and symptoms.

Time-to-Clinical Response Assessment
mITT Population

Time-to-Clinical Response Assessment
ITT Population

Safety Analysis
Safety Population; N=215
	Low dose (n=52)	Medium dose (n=54)	High dose (n=54)	daptomycin (n=55)
Treatment Related Adverse Events
Excluding numbness & tingling	9.6% (5)	5.6% (3)	7.4% (4)	10.9% (6)
Numbness & tingling	65.4% (34)	64.8% (35)	87.0% (47)	1.8% (1)
Total TRAE	75.0% (39)	70.4% (38)	94.4% (51)	12.7% (7)
Discontinued due to TRAE	1.9% (1)	3.7% (2)	9.2% (5)	0
  Numbness & tingling was most common TRAE
• No patient discontinued drug because of numbness/tingling
• Most cases were mild
• Completely transient, all resolved
• Mechanism thoroughly studied

Safety Analysis
Safety Population; N=215
	Low dose (n=52)	Medium dose (n=54)	High dose (n=54)	daptomycin (n=55)
Serious Adverse Events	1.9% (1)	3.7% (2)	3.7% (2)	0
TRSAE	1.9% (1)	1.8% (1)	1.8% (1)	0
Discontinued due to TRSAE	0	1.8% (1)	1.8% (1)	0
  3 patients experienced a TRSAE
  Hypertension - 1 medium dose; 1 high dose (both discontinued)
  Increased platelets - 1 low dose

Patient Received Low Dose PMX-30063
Pre-treatment
Day 10
Day 3

Patient Received Medium Dose PMX-30063
Pre-treatment
Day 10
Day 3

Patient Received High Dose PMX-30063
Pre-treatment
Day 10
Day 3

Phase 2 ABSSSI Clinical Trial - Conclusions
  Excellent clinical efficacy results for a first phase 2 study
  Efficacy:
 • High clinical response rates
 • Similar across all treatment groups (95% CIs overlap)
 • Efficacy comparable to active control (daptomycin)
 • Early & sustained clinical response
 • Results corroborate  Interim Analysis
 • Rigorous study entry criteria, using FDA definitions for ABSSSI
  Safety:
 • PMX-30063 is safe and generally well-tolerated
 • Other than expected numbness & tingling, consistently low TRAE’s

Anticipated Next Steps
  Continued regulatory efforts
  Presentation of data at scientific meeting
  Initiate Second Phase 2 trial in 2012
 • Optimize dosing
 • Maximize efficacy
 • Maximize safety
 • Study single dose regimen(s)
  Goal: initiate pivotal trials in 2013

Goals for PMX-30063
  First-line therapy for Staph aureus including resistant strains like MRSA
  Short course therapy would promote
 • Patient compliance
 • Pharmacoeconomic benefits
  Novel Defensin-Mimetic mechanism of action
 • Active in preclinical studies vs. bacteria that are resistant to current antibiotics
 • Resistance should be unlikely to develop to PMX-30063
 • Multi-functional mechanism
  Expand development for other potential indications and modes of delivery
 • i.v.: pneumonia, bacteremia
 • Topical oral rinse: oral mucositis (cancer)

Q & A

Why use PMX-30063 Antibiotic?
  New mechanism and class of drug - “Defensin-Mimetic”
 • Unlikely to encounter a resistant strain
 • Unlikely to develop resistance in the future
  Short course of therapy possible
 • Next clinical trial plan to evaluate single dose regimen(s)
 • Goal to shorten hospital stays, reduce healthcare costs, potential out-
 patient treatment
  Broader spectrum than other drugs for ABSSSI
  Multi-functional mechanism - anti-biofilm, anti-inflammatory
 • Additional indications possible - bacteremia, pneumonia
 • Additional applications possible - cancer oral mucositis

No resistance seen for PMX-30063 vs. daptomycin in pre-clinical studies
After 40 Passages, no resistance developed to PMX-30063
APIC, 2008, resistance
rates in U.S.

PMX-30063 - Successful Phase 2 Results
  Efficacy demonstrated
  Safety demonstrated
  Entirely novel drug - goal to dominate the antibiotic market
  Plan to advance with further clinical development

OTCBB: PYMX
www.polymedix.com
Revolutionizing the Treatment of Infectious
Diseases with Defensin-Mimetics